Exhibit 10.21

Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and Albert O. Maddox and Dorothy Deloise Maddox as Trustees U/D/T dated February 19, 1991 (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 19,231 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all

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requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

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THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Albert O. Maddox	By:	/s/ Sam Sarpong

	Name:	Sam Sarpong

	Title:	CFO

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Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and Daniel Medina and Laura Martin Family Trust (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 19,231 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

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Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Daniel A. Medina	By:	/s/ Sam Sarpong
Daniel A Medina as TTF Martin Medina Family Trust UTD 6/30/94	Name:	Sam Sarpong
	Title:	CFO

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Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and Paul C. Hudson (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 19,231 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

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Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Paul C. Hudson	By:	/s/ Sam Sarpong

	Name:	Sam Sarpong

	Title:	CFO

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Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and The Robert and Alice Davidson Trust (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 19,231 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

2

Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Robert C. Davidson Jr.	By:	/s/ Sam Sarpong
Trustee	Name:	Sam Sarpong

	Title:	CFO

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Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and IRA for the benefit of Virgil Roberts (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 3,846 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

2

Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Virgil Roberts	By:	/s/ Sam Sarpong

	Name:	Sam Sarpong

	Title:	CFO

5

Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and Virgil and Brenda Roberts Defined Benefit Pension Plan (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 15,385 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

2

Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

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If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Virgil Roberts	By:	/s/ Sam Sarpong

	Name:	Sam Sarpong

	Title:	CFO

5

Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of July 2, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and Wayne-Kent A. Bradshaw (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1.	PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 19,231 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $1.30 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2.	RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the

Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3.	LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4.	GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Wayne-Kent A. Bradshaw	By:	/s/ Sam Sarpong

	Name:	Sam Sarpong

	Title:	CFO

Stock Purchase Agreement

This Stock Purchase Agreement (“Agreement”) is entered into and dated as of November 26, 2012, by Broadway Financial Corporation, a Delaware corporation (the “Company”), and “NORMAN E. BELLEFEUILLE, JR. and CATHERINE G. BELLEFEUILLE, as Trustees of THE BELLEFEUILLE FAMILY TRUST UTD April 14, 2005” (the “Purchaser”).

A. The Purchaser is a director and/or senior executive officer of the Company and is thoroughly familiar with the business and affairs of the Company as a result of his service in such capacity.

B. The Company is currently seeking to effect a series of recapitalization transactions that would include, among other steps, exchanges of all outstanding shares of the Company’s preferred stock for common stock of the Company and sales of common stock to investors for cash to raise funds that the Company needs to continue operations (the “Recapitalization”). There is currently no assurance that the Company will be able to complete the Recapitalization.

C. The purchase of the Shares provided for in this Agreement is not contingent upon completion of the Recapitalization by the Company. It is the Purchaser’s intention that his purchase of the Shares provided for herein shall be final and binding upon the Purchaser and Company whether or not the Recapitalization is completed in its currently contemplated form or in any other form. In addition, while it is expected that other directors and/or senior executive officers of the Company will purchase shares of common stock of the Company on the same terms as those set forth herein, the Purchaser’s purchase of Shares contemplated herein shall not be conditioned upon the completion of any other such purchase transactions.

SECTION 1. PURCHASE OF SHARES.

(a) Purchase and Sale. On the terms and conditions set forth in this Agreement, the Purchaser agrees to purchase from the Company, and the Company agrees to sell to Purchaser 57,471 shares of the common stock of the Company (each a “Share” and, collectively, the “Shares”). The purchase and sale of the Shares shall occur at the offices of the Company on the date of this Agreement set forth above or at such other place and time as the parties may agree.

(b) Purchase Price. The Purchaser agrees to pay $.87 for each Share or, if greater, the amount per Share that equals the “fair market value” of a Share as defined in Nasdaq Listing Rule 5005(a)(22), which term means the consolidated closing bid price per Share as reported by Nasdaq immediately preceding the entry of the parties into this Agreement, it being acknowledged by the parties that this Agreement has been entered into after the close of the regular trading session of Nasdaq at 4 p.m. Eastern Time on the date of this Agreement set forth above. The aggregate price for the Shares is referred to herein as the “Purchase Price.” Payment of the Purchase Price shall be made on the date of purchase in cash or cash equivalents in an amount equal to the Purchase Price.

(c) Notwithstanding the preceding provisions of this Section 1, in the event that the Company sells Shares of its common stock to other purchasers in the Recapitalization within the period of three months following the date hereof at a price per share greater than the per share purchase price set forth in this Agreement, the Company and the Purchaser agree that the Purchase Price set forth herein shall be deemed retroactively adjusted to such higher purchase price and the number of Shares purchased by the Purchaser shall be correspondingly reduced to the nearest number of whole Shares at such adjusted Purchase Price. In such event, the Purchaser shall surrender to the Company the number of Shares initially purchased by the Purchaser necessary to achieve such reduction promptly upon receipt of the Company’s request to do so. The Company shall thereupon pay cash to the Purchaser in such amount, if any, as shall be necessary to settle any fractional share amounts.

SECTION 2. RESTRICTIONS ON TRANSFER.

(a) Purchaser Representations and Warranties. In connection with the issuance and sale of the Shares contemplated by this Agreement, the Purchaser hereby represents and warrants to the Company as follows:

(i) The Purchaser is acquiring and will hold the Shares for investment for his account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act.

(ii) The Purchaser understands that (A) the Shares have not been registered under the Securities Act in reliance by the Company on the availability of a specific exemption from the general registration requirements of the Securities Act, the availability of which exemption depends on the accuracy of the Purchaser’s representations and warranties set forth in this Section 2, and (B) the Shares must be held indefinitely, unless they are subsequently registered under the Securities Act or the Purchaser obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required. The Purchaser further acknowledges and understands that the Company is under no obligation to register the offer or sale of the Shares under the Securities Act.

(iii) The Purchaser is aware of Rule 144 by the Securities and Exchange Commission (the “SEC”) under the Securities Act, which permits limited public resales of securities acquired in a non-public offering, subject to the satisfaction of certain conditions, including (without limitation) the availability of certain current public information about the issuer, the resale occurring only after the holding period required by Rule 144 has been satisfied, the sale occurring through an unsolicited “broker’s transaction,” and the amount of securities being sold during any three-month period not exceeding specified limitations. The Purchaser acknowledges and understands that the conditions for resale set forth in Rule 144 to be satisfied.

(iv) The Purchaser will not sell, transfer or otherwise dispose of the Shares in violation of the Securities Act, the Securities Exchange Act of 1934, or the rules promulgated thereunder, including Rule 144 under the Securities Act. The Purchaser agrees that he will not dispose of the Shares unless and until he has complied with all

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requirements of this Agreement applicable to the disposition of Shares and he has provided the Company with written assurances, in substance and form satisfactory to the Company, that (A) the proposed disposition does not require registration of the Shares under the Securities Act or all appropriate action necessary for compliance with the registration requirements of the Securities Act or with any exemption from registration available under the Securities Act (including Rule 144) has been taken and (B) the proposed disposition will not result in the contravention of any transfer restrictions applicable to the Shares under the securities laws or regulations of any State.

(v) The Purchaser has been furnished with, and has had access to, such information as he considers necessary or appropriate for deciding whether to invest in the Shares, and the Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance of the Shares and any other matters the Purchaser considers relevant to his purchase of the Shares.

(vi) The Purchaser is aware that his or her investment in the Company is a speculative investment that has limited liquidity and is subject to the risk of complete loss. The Purchaser is able, without impairing his financial condition, to hold the Shares for an indefinite period and to suffer a complete loss of his or her investment in the Shares.

(b) Securities Law Restrictions. Regardless of whether the offering and sale of Shares under this Agreement have been registered under the Securities Act or have been registered or qualified under the securities laws of any State, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of the Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary or desirable in order to achieve compliance with the Securities Act, the securities laws of any state or any other law.

(c) Rights of the Company. The Company shall not be required to (i) transfer on its books any Shares that have been sold or transferred in contravention of this Agreement or (ii) treat as the owner of Purchased Shares, or otherwise to accord voting, dividend or liquidation rights to, any transferee to whom Purchased Shares have been transferred in contravention of this Agreement.

SECTION 3. LEGENDS.

All certificates evidencing Shares shall bear the following legends:

THE SHARES REPRESENTED HEREBY MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE REGISTERED HOLDER OF THE SHARES). THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

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THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

If required by the authorities of any State in connection with the issuance and sale of the Shares, the legend or legends required by such State authorities shall also be endorsed on all such certificates.

SECTION 4. GENERAL TERMS.

(a) Successors and Assigns. Except as otherwise expressly provided to the contrary, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and be binding upon the Purchaser and the Purchaser’s legal representatives, heirs, legatees, distributees, assigns and transferees by operation of law, whether or not any such person has become a party to this Agreement or has agreed in writing to join herein and to be bound by the terms, conditions and restrictions hereof.

(b) Notice. Any notice required by the terms of this Agreement shall be given in writing. It shall be deemed effective upon (i) personal delivery, (ii) deposit with the United States Postal Service, by registered or certified mail, with postage and fees prepaid or (iii) deposit with Federal Express Corporation or other nationally recognized courier delivery service, with shipping charges prepaid. Notice shall be addressed to the Company at its principal executive office and to the Purchaser at the address that he or she most recently provided to the Company in the manner provided in this Section 4(b).

(c) Entire Agreement. This Agreement constitutes the entire contract between the parties hereto with regard to the purchase of the Shares by the Purchaser. It supersedes any other agreements, representations or understandings (whether oral or written and whether express or implied) that relate to the subject matter hereof.

(d) Choice of Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, as such laws are applied to contracts entered into and performed in such State.

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In witness whereof, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Purchaser:	Broadway Financial Corporation

/s/ Norman E. Bellefeuille, Jr.	By:	/s/ Daniele Johnson

	Name:	Daniele Johnson

	Title:	Corporate Secretary

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